UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2016

Smart Server, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

000-55182	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road Suite 370 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)
(980) 297-2000
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this item.
Item 3.02. Unregistered Sales of Equity Securities.
On November 28, 2016, Smart Server, Inc. (the “Company”) completed a private placement (the “Private Placement”) with certain accredited investors (the “Purchasers”), with respect to the sale of an aggregate of 900,000 shares of common stock of the Company (the “Common Stock”) at a purchase price of $1.50 per share for total consideration of $1,350,000. In connection with the Private Placement, the Company also entered into loan agreements with the Purchasers (the “Loan Agreements”), pursuant to which the Purchasers will loan to the Company their pro rata share of up to $1,350,000 in the aggregate (the “Applicable Loan Amount”) upon the request of the Company at any time on or after January 31, 2017 and before November 1, 2020, pursuant to the terms of the convertible promissory note (the "Note") attached to each of the Loan Agreements.

The principal amount of the Notes will be equal to the Applicable Loan Amount and the Notes will have a maturity date of November 1, 2020. Interest on the Notes will be accrued annually at 9.5%. In the event of an equity financing of at least $1,500,000 following the execution of the Loan Agreements (a “Qualified Financing”), the Notes will be convertible in whole, but not in part, at the election of the Purchasers, at a price equal to the lesser of (i) $1.50 and (ii) the price per share in a proposed Qualified Financing. The Company will have the right to prepay the Notes without penalty at any time.

The Common Stock issued and the Notes that may be issued are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), in accordance with Section 4(a)(2) of the Act and Regulation D thereunder.

The foregoing description of the Private Placement, the Loan Agreements and the Notes does not purport to be complete and is qualified in its entirety by reference to the forms of the Loan Agreement and the Notes, attached hereto as Exhibits 10.1 and 10.2 respectively, which are incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Loan Agreement.
10.2	Form of Promissory Note.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SERVER, INC.

Date: December 2, 2016	By:	/s/ Steven R. Berrard
Steven R. Berrard
Interim Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Loan Agreement.
10.2	Form of Promissory Note.